ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
Accounts payable	$ 1,405	$ 1,752	$ 767
Accrued compensation and benefits	814	834	525
Accrued expenses	2,297	2,686	2,457
Total accounts payable and accrued liabilities	$ 4,516	$ 5,272	$ 3,749